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                   SECURITIES AND EXCHANGE COMMISSION

                        WASHINGTON, D.C. 20549


                        ----------------------


                              FORM 8-K/A

                           CURRENT REPORT
               PURSUANT TO SECTION 13 OR 15(D) OF THE
                   SECURITIES EXCHANGE ACT OF 1934


                        ----------------------

     Date of Report (Date of earliest event reported):  January 26, 2001



                     PHOENIX RESTAURANT GROUP, INC.
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         (Exact name of registrant as specified in its charter)


          Georgia                    1-13226               58-1861457
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(State or other jurisdiction   (Commission File No.)    (I.R.S. Employer
of incorporation)                                      Identification No.)



7373 North Scottsdale Road, Suite D-120, Scottsdale, AZ      85253
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       (Address of principal executive offices)            (Zip Code)



Registrant's telephone number, including area code:  (480) 483-7055
                                                     --------------


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     Reference is made to the Current Report on Form 8-K filed by Phoenix Restaurant Group, Inc. (the "Company") with the Securities and Exchange Commission on February 12, 2001, announcing the completion on January 26, 2001 of the sale by the Company of 23 of its Denny's restaurants located in Arizona, Idaho, Utah and Oregon to Mountain Range Restaurants, LLC ("Mountain Range"), pursuant to that certain Asset Purchase Agreement, dated as of January 5, 2001, by and among Mountain Range and the Company, as amended by that certain First Amendment to Asset Purchase Agreement, dated as of January 26, 2001, by and among Mountain Range, the Company, and Phoenix Foods, Inc.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a)     Financial Statements.  None.

     (b) Pro Forma Financial Information. The following pro forma financial information is filed herewith:

             (1)  Pro Forma Condensed Consolidated Balance Sheet
     (Unaudited) as of December 27, 2000.

             (2) Pro Forma Condensed Consolidated Income Statement (Unaudited) for the fiscal year ended December 27, 2000.

     (c) Exhibits. See Exhibit Index immediately following the signature page hereto.


                  PRO FORMA FINANCIAL INFORMATION
                  -------------------------------

     The following unaudited pro forma condensed balance sheet gives effect to the sale by the Company of 23 of its Denny's restaurants to Mountain Range as if it were consummated on December 27, 2000.

     The following pro forma unaudited condensed statement of operations for the fiscal year ended December 27, 2000 sets forth the results of operations of the Company as if the sale by the Company of 23 of its Denny's restaurants to Mountain Range had occurred as of January 1, 2000.

     The unaudited pro forma condensed financial statements should be read in conjunction with the Company's historical financial statements and Notes thereto filed with the Company's Annual Report on Form 10-K, filed with the Securities and Exchange Commission on April 11, 2001. These pro forma condensed financial statements may not be indicative of the results of operations that actually would have occurred if the sale by the Company of its 23 Denny's restaurants had been consummated on the dates assumed above or of the results of operations that may be achieved in the future.


PHOENIX RESTAURANT GROUP, INC. AND SUBSIDIARIES
(Formerly DenAmerica Corp.)
PRO FORMA CONDENSED BALANCE SHEET (UNAUDITED)
(Dollars in Thousands)


                                                December 27,     Pro Forma       Pro Forma
                                                    2000        Adjustments       Balances
                                                -------------------------------------------
ASSETS
CURRENT ASSETS:
Cash and cash equivalents                        $   2,681       $     422       $   3,103
Receivables                                          1,412                           1,412
Inventories                                          1,059                           1,059
Other current assets                                 1,134                           1,134
Net assets held for sale                            42,649         (19,513)         23,136
                                                 ----------      ----------      ----------
Total current assets                                48,935         (19,091)         29,844

PROPERTY AND EQUIPMENT - Net                        18,859                          18,859
INTANGIBLE ASSETS - Net                              8,768                           8,768
OTHER ASSETS                                         2,808           3,036           5,844
                                                 ----------      ----------      ----------
TOTAL                                            $  79,370        ($16,055)      $  63,315
                                                 ==========      ==========      ==========


LIABILITIES AND SHAREHOLDERS' DEFICIT
CURRENT LIABILITIES:
Accounts payable                                 $  15,257           ($171)      $  15,086
Accrued compensation                                 5,324                           5,324
Accrued taxes                                        4,302            (255)          4,047
Other current liabilities                           28,544          (4,014)         24,530
Current debt obligations                            79,040          (9,302)         69,738
                                                 ----------      ----------      ----------
Total current liabilities                          132,467         (13,742)        118,725

LONG-TERM DEBT OBLIGATIONS -
 Less current portion                                1,096                           1,096
OTHER LONG-TERM LIABILITIES                          6,929                           6,929
                                                 ----------      ----------      ----------
Total liabilities                                  140,492         (13,742)        126,750

SHAREHOLDERS' DEFICIT:
 Preferred stock                                        --                              --
 Common stock                                        1,349                           1,349
 Additional paid-in capital                         34,982                          34,982
 Treasury stock, at cost                              (252)                           (252)
 Accumulated deficit                               (97,201)         (2,313)        (99,514)
                                                 ----------      ----------      ----------
 Total shareholder's deficit                       (61,122)         (2,313)        (63,435)
                                                 ----------      ----------      ----------
 TOTAL                                           $  79,370        ($16,055)      $  63,315
                                                 ==========      ==========      ==========


PHOENIX RESTAURANT GROUP, INC. AND SUBSIDIARIES
(Formerly DenAmerica Corp.)
PRO FORMA CONDENSED STATEMENT OF OPERATIONS (UNAUDITED)
(Dollars in Thousands)



                                                December 27,     Pro Forma       Pro Forma
                                                    2000        Adjustments       Balances
                                                ------------------------------------------
RESTAURANT SALES
  Black-eyed Pea                                $   115,953     $         0     $   115,953
  Denny's                                           102,194          28,138          74,056
                                                ------------    -----------     ------------
    Total restaurant sales                          218,147          28,138         190,009

RESTAURANT OPERATING  EXPENSES:
   Food and beverage costs                           59,737           7,330          52,407
   Payroll and payroll related costs                 77,842           9,503          68,339
   Other operating expenses                          61,871           7,686          54,185
   Depreciation and amortization                      2,655              --           2,655
   Restructuring expenses                             6,750              --           6,750
   Charge for impaired assets                         2,181              --           2,181
                                                ------------    -----------     ------------
     Total restaurant operating expenses            211,036          24,519         186,517
                                                ------------    -----------     ------------

RESTAURANT OPERATING INCOME                           7,111           3,619           3,492
ADMINISTRATIVE EXPENSES                              13,674             535          13,139
                                                ------------    -----------     ------------
OPERATING LOSS                                       (6,563)          3,084          (9,647)
INTEREST EXPENSE - Net                               12,484             771          11,713
                                                ------------    -----------     ------------
INCOME (LOSS) BEFORE INCOME TAX                     (19,047)          2,313         (21,360)
INCOME TAX PROVISION                                 11,700                          11,700
                                                ------------    -----------     ------------
NET INCOME (LOSS)                                  ($30,747)    $     2,313        ($33,060)
                                                ============    ===========     ============

BASIC AND DILUTED INCOME (LOSS) PER SHARE:
  Net Income (Loss)                                  ($2.35)    $      0.18          ($2.53)
                                                ============    ===========     ============

BASIC AND DILUTED WEIGHTED AVERAGE
SHARES OUTSTANDING:
  Basic                                          13,082,000      13,082,000      13,082,000
                                                ============    ===========     ============
  Diluted                                        13,082,000      13,082,000      13,082,000
                                                ============    ===========     ============



                                 SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            PHOENIX RESTAURANT GROUP, INC.


Dated: April 13, 2001                       By: /s/ Jeffrey M. Pate
                                               ----------------------------
                                               Jeffrey M. Pate
                                               Chief Financial Officer,
                                               Secretary and Senior Vice
                                               President


                               EXHIBIT INDEX

Exhibit No.     Description
-------------------------------------------------------------
2.1             Asset Purchase Agreement, dated as of January
                5, 2001, by and among Mountain Range
                Restaurants, LLC and Phoenix Restaurant
                Group, Inc.*

2.2 First Amendment to Asset Purchase Agreement, dated as of January 26, 2001, by and among Mountain Range Restaurants, LLC, Phoenix
                Restaurant Group, Inc., and Phoenix Foods, Inc.*

99.1            Press Release, dated February 9, 2001*

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*   Previously filed.


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